Exhibit 10.1

                            MDU Resources Group, Inc.
                        NEO 2005 Base Compensation Table

                                               Current Base         New Base
Name                  Title                  Compensation ($)   Compensation ($)
----                  -----                  ----------------   ----------------

Martin A. White       Chairman of the            650,000            700,000
                      Board, President and
                      Chief Executive
                      Officer

Warren L. Robinson    Executive Vice             350,000            370,000
                      President and Chief
                      Financial Officer

John K. Castleberry   President and Chief        350,000            370,000
                      Executive Officer,
                      WBI Holdings, Inc.

Terry D. Hildestad    President and Chief        350,000            370,000
                      Executive Officer,
                      Knife River
                      Corporation

Paul E. Gatzemeier    President and Chief        245,000            285,000
                      Executive Officer,
                      Centennial Energy
                      Resources LLC